Exhibit 99.1

Atlantic Wine Agencies, Inc. (to Be Known as Novo Energies Corporation) Appoints New President and Chief Operations Officer

NEW YORK, NY -- (Marketwire) -- 05/08/09 -- Atlantic Wine Agencies, Inc. (OTCBB: AWIN), a publicly traded Company listed on the Over the Counter Market (OTCBB) under the symbol "AWIN," announced today that: (i) it has begun taking the necessary steps to change its name to Novo Energies Corporation and (ii) Mr. Andre L'Heureux has been appointed as our new President and Chief Operations Officer effective today.

Mr. L'Heureux has over 25 years of experience in the chemical and biotechnological sector. He will be responsible for the planning, implementation and production of Novo Energies' first operating plastics and synthetic tire depolymerization plants in Quebec, Canada, the first such plant in Quebec. Novo Energies has developed a proprietary waste to liquid renewable energy solution.

Previously, Mr. L'Heureux was the President of Chemco Inc., a private chemical company for industrial water treatment products. Mr. L'Heureux has been a researcher in the development of polymer and biopolymer products. In 1984, he finished his studies as mechanical technologist from Limoilou College. Mr. L'Heureux continued his studies in the field of business administration at the University of Quebec.

Novo Energies Corporation Chairman and Chief Executive Officer Antonio Treminio stated: "It is a pleasure to have Mr. Andre L'Heureux join our management team. Andre's extensive experience in the field, vision and 'can do' attitude will help us build a world-class business providing an alternative and effective solution to the global energy crises."

Mr. Andre L'Heureux commented: "It is with great pleasure that I accept these responsibilities and look forward to working with the current management team to meet our objectives in the most efficient and effective way possible. We are currently facing a global crises where our natural resources are been constantly depleted and unless we act today and start implementing new renewable solutions, our future generations and ourselves may face irreversible consequences affecting our natural environment."

More information will be provided as the Company progresses with its developments.

About Atlantic Wine Agencies, Inc. (to be known as Novo Energies Corporation) is a public company trading on the Over the Counter Bulletin Board Market ("OTCBB") headquartered in New York. The Company's new mission is to continue expanding within the renewable energy sector by developing and implementing renewable energy solutions while maintaining its commitment to conserve energy, natural resources and help reduce pollutants and unwanted biological agents.

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on the Company's predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors that the Company has little or no control. Such forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in the Form 10-K of the Company for the fiscal year end August 31, 2008, and other documents filed from time to time by the Company with the Securities and Exchange Commission.

For more information, please contact:
Mr. Antonio Treminio
Chairman and Chief Executive Officer
Tel: +1-212-315-9705